UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 3, 2026
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Huntington Bancshares Incorporated
(Exact name of registrant as specified in its charter)
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Maryland	1-34073	31-0724920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
Registrant's address: 41 South High Street, Columbus, Ohio 43287
Registrant’s telephone number, including area code: (614) 480-2265
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Depositary Shares (each representing a 1/40th interest in a share of 4.500% Series H Non-Cumulative, perpetual preferred stock)	HBANP	The Nasdaq Stock Market LLC
Depositary Shares (each representing a 1/1000th interest in a share of 5.70% Series I Non-Cumulative, perpetual preferred stock)	HBANM	The Nasdaq Stock Market LLC
Depositary Shares (each representing a 1/40th interest in a share of 6.875% Series J Non-Cumulative, perpetual preferred stock)	HBANL	The Nasdaq Stock Market LLC
Depositary Shares (each representing a 1/1000th interest in a share of 5.50% Series L Non-Cumulative, perpetual preferred stock)	HBANZ	The Nasdaq Stock Market LLC
Common Stock—Par Value $0.01 per Share	HBAN	The Nasdaq Stock Market LLC
Nasdaq Texas, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§24012b-2).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 3, 2026, the Board of Directors of Huntington Bancshares Incorporated (the “Company”) unanimously appointed Brantley J. Standridge to serve as President of the Company, effective as of September 8, 2026. Mr. Standridge will also serve as President of the Company’s wholly owned subsidiary, The Huntington National Bank (the “Bank,” together with the Company, “Huntington”). Mr. Standridge assumed the President role from Stephen D. Steinour, who will continue as Chairman and Chief Executive Officer of the Company and Chief Executive Officer of the Bank.
Mr. Standridge, 50, has served as Senior Executive Vice President and President of Consumer and Regional Banking of Huntington since April 2023, and he previously served as Senior Executive Vice President of Consumer and Business Banking of Huntington from April 2022 through March 2023. Prior to joining Huntington, Mr. Standridge served as Chief Retail Community Banking Officer for Truist Financial Corporation beginning in December 2019 after the closing of the merger between BB&T Corporation and SunTrust Banks, Inc. Previously, he served as President of Community Bank Retail and Consumer Finance Businesses at BB&T Corporation beginning in October 2018.
In connection with Mr. Standridge’s appointment as President, the Joint Human Resources and Compensation Committee approved the following compensation actions regarding Mr. Standridge, effective September 15, 2026:
•    Annualized base salary increase from $850,000 to $1,000,000;
•    Annual incentive plan target increase from $1,487,500 to $1,850,000 pro-rated for the time that Mr. Standridge serves as President during 2026; and
•    Long-term incentive plan target increase from $2,762,500 to $4,650,000.

Item 9.01 Financial Statements and Exhibits.
    (d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED

Date:	September 10, 2026	By:	/s/ Marcy C. Hingst

Marcy C. Hingst
General Counsel and Secretary